UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

NATIONAL RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue Suite 900 Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 265-7348

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 24, 2012, National Retail Properties, Inc. (the “Company”) held its 2012 annual meeting of stockholders (the “Annual Meeting”). The matters submitted to the Company’s stockholders for a vote included (a) the election of nine directors, (b) an advisory vote on executive compensation, (c) the re-approval of the material terms of the performance objectives for the 2007 Performance Incentive Plan, (d) the approval of an amendment to the Company’s charter to increase the number of authorized shares of common stock and (e) the ratification of the selection of the Company’s independent registered public accounting firm for 2012. The results of such votes are set forth herein.

Proposal 1: Election of Directors

The nine nominees for the Board of Directors were elected to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. The tabulation of votes was as follows:

Nominee	For	Withheld	Broker Non-Votes

Don DeFosset	81,468,377	1,688,766	16,348,591

David M. Fick	81,537,362	1,619,781	16,348,591

Edward J. Fritsch	82,656,243	500,900	16,348,591

Kevin B. Habicht	77,813,961	5,343,182	16,348,591

Richard B. Jennings	82,411,171	745,972	16,348,591

Ted B. Lanier	82,383,563	773,580	16,348,591

Robert C. Legler	81,491,156	1,665,987	16,348,591

Craig Macnab	81,618,497	1,538,646	16,348,591

Robert Martinez	81,469,060	1,688,083	16,348,591

There were no abstentions with respect to Proposal 1.

Proposal 2: An advisory vote on executive compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth below:

For	Against	Abstain	Broker Non-Votes

79,657,425	3,162,105	337,613	16,348,591

Proposal 3: Re-approval of the material terms of the performance objectives for the 2007 Performance Incentive Plan

A majority of the Company’s stockholders voted to re-approve the material terms of the performance objectives for the 2007

Performance Incentive Plan. The tabulation of votes was as follows:

For	Against	Abstain	Broker Non-Votes

81,263,980	1,613,272	279,891	16,348,591

Proposal 4: Approval of an amendment to the Company’s charter to increase the number of authorized shares of common stock

A majority of the Company’s stockholders voted to amend the Company’s charter to increase the number of authorized shares of common stock. The tabulation of votes was as follows:

For	Against	Abstain

95,926,094	2,789,507	790,133

There were no broker non-votes with respect to Proposal 4.

Proposal 5: Ratification of the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, was ratified as set forth below:

For	Against	Abstain

98,947,568	140,593	417,573

There were no broker non-votes with respect to Proposal 5.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.

By:	/s/ Kevin B. Habicht
Name:	Kevin B. Habicht
Title:	Executive Vice President,
Chief Financial Officer,
Assistant Secretary and Treasurer

Dated: May 31, 2012